SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2004

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other Jurisdiction of incorporation or organization)	(State or other Jurisdiction of incorporation or organization)

333-71397

(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio	44143
(Address of principal executive offices)	(Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant

On March 1, 2004, TransDigm Holding Company and TransDigm, Inc. (collectively, the “Company”), Delaware corporations, acting through and on the approval of the audit committee (the “Audit Committee”) of the board of directors of their parent, TD Holding Corporation, engaged Ernst & Young LLP (“E&Y”) as the Company’s independent accountant for the year ending September 30, 2004. E&Y replaces Deloitte & Touche LLP (“D&T”), who was dismissed as the Company’s independent accountant by the Audit Committee effective March 1, 2004. TransDigm, Inc. is wholly owned by TransDigm Holding Company and TransDigm Holding Company is wholly owned by TD Holding Corporation.

The audit reports of D&T on the consolidated financial statements of TransDigm Holding Company and subsidiaries as of September 30, 2003 and 2002 (Predecessor) and for the period from July 23, 2003 through September 30, 2003, the period from October 1, 2002 through July 22, 2003 (date of merger with TD Acquisition Corporation) (Predecessor) and for the year ended September 30, 2002 (Predecessor) did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The reports contained explanatory paragraphs describing a change by the Company in the method of accounting for its stock options and the Company’s implementation of Statement No. 142 of the Financial Accounting Standards Board, Goodwill and Other Intangible Assets.

In connection with the audits of the Company’s consolidated financial statements as of September 30, 2003 and 2002 (Predecessor) and for the period from July 23, 2003 through September 30, 2003, the period from October 1, 2002 through July 22, 2003 (Predecessor) and for the year ended September 30, 2002 (Predecessor) and in the subsequent interim period through March 1, 2004, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the matter in their report.

The Company provided D&T with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of D&T’s letter, dated March 5, 2004, stating its agreement with such statements.

During the two most recent fiscal years and the subsequent interim period through March 1, 2004 neither the Company nor anyone on behalf of the Company consulted with E&Y regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or on any matter considered important by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Exhibits

Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: March 5, 2004

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 5, 2004, filed herewith.